SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934



       Date of Report (Date of earliest event reported): February 9, 2005


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                               04-2601571
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                01960
 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (978) 536-2777

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Item 2.02.  Results of Operations and Financial Condition

     The  registrant  is providing the  following  information  pursuant to Item
2.02. The information being provided consists of the attached news release relating to the registrants results of operations and financial condition for the quarter and six months ended December 31, 2004.


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                                    SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PHC, INC.


Date: February 9, 2005                            By: /s/ Bruce A. Shear
                                                     ________________________
                                                          Bruce A. Shear
                                                          President



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